Exhibit 99.1

Investor PresentationMarch 2011

DiamondRock at a Glance

Full Year 2011 Guidance:

Comparable RevPAR Growth[1]:	6% - 8%
Adjusted EBITDA:	$156 - $160 million
Adjusted FFO:	$100 - $103 million
Adjusted FFO/share:	$0.60 - $0.62

Key Stats at 3/11/11:

Hotels[2]:	23
Rooms:	10,742
Share Price:	$11.08
Shares Outstanding:	167.0 mm
Market Capitalization:	$1,850mm
Enterprise Value:	$2,416 mm
Net Debt/EBITDA:	3.6x

Market Concentration (% of EBITDA)[3]



New York 11%
Chicago 19%
Minneapolis 8%
Destination Resorts 13%
Dallas/Ft. Worth 5%
Austin 6%
Washington DC MSA 2%
Other 10%
Atlanta 9%
Los Angeles 7%
Boston 10%

Brand Concentration (% of EBITDA)[3]



Renaissance 20%
Westin 11%
Courtyard 8%
Hilton 8%
Conrad Hilton 4%
Hilton Garden Inn 3%
Marriott 46%

(1) Excludes Frenchman's Reef and MorningStar Marriott Resort due to renovations.
(2) Excludes the Allerton Hotel senior debt and the NYC Times Square development.
(3) Market and brand concentrations based on forecasted 2011 hotel adjusted EBITDA. The charts do no reflect the Allerton Hotel senior debt and NYC Times Square development.

2

DiamondRock Portfolio 3

Investment Highlights

- Acquisitions
  - Executed 4 opportunistic acquisitions in 2010 for $325M
  - 2011 NYC Times Square development – 250 to 400 rooms
  - Proven management team (completed 25 deals – many off market)
  - Unique Marriott sourcing relationship (facilitated 8 transactions)
  - Investment capacity
- Lodging Fundamentals
  - Only year 2 of robust multi-year lodging recovery
  - Concentrated in strong growth markets (NYC, LA, Chicago, Boston, etc.)
  - ROI opportunities (20% + IRR from Frenchmans' repositioning)
- Proven Track Record of Delivering Shareholder Value
  - Second highest total shareholder return among lodging REIT over last 5 years(1)
  - Top growth portfolio during the prior up cycle (2005 – 2007)
- Capital Structure
  - Durable balance sheet
  - Capital structure mitigates business risk

(1) Compared to the following peer set: LHO, HST, SHO, FCH, AHT, and BEE.

4

Acquisitions 5 Transactions Market is Fully Functional $13 billion in transactions are expected this year; 20% increase from 2010(1)Increased activity due to recovery in fundamentals, muted supply growth, and functioning financial marketsPublic REITs have cost of capital advantage Source: JLL Hotels(1) Year over year comparison does not include the 2010 sale of Extended Stay Hotels.

Acquisition Pipeline

- Increased Volume and Quality of Investment Opportunities
  - Transaction volume expected to increase 20% in 2011[(1)]
  - Motivated sellers from looming debt maturities
- Significant Investment Capacity
  - Current available cash balance over $200 million
  - Undrawn $200 million credit facility
  - 13 hotels unencumbered by debt
- Off-Market Transactions
  - Marriott "first look" relationship - facilitated Charleston Renaissance acquisition in 2010
  - Industry relationships - facilitated Allerton senior loan acquisition in 2010
- Investment Opportunities: Strategic Focus
  - Research-based targeting of 20 of the top 30 MSAs
  - Value added opportunities: repositioning or rebranding
  - Global branded full service urban hotels and destination resorts
  - Urban select service hotels only in top MSAs







(1) Source: Jones Lang LaSalle

6

Lodging Fundamentals 7 Source: Green Street Advisors Industry in Early Stages of a Multi-Year Recovery in Lodging FundamentalsLodging cycles historically last 7 years; 2011 is only year 2Operators pushing rate more aggressively earlier in this cycleSupply constrained for years to come as construction financing is scarce & properties generally trade at discount-to-replacement cost

Portfolio Growth DRH Portfolio Poised for High GrowthDRH's portfolio produced most dynamic RevPAR and margin growth during the growth phase of the lodging cycleDRH led the peer set in both RevPAR and EBITDA Margin growth in 4 of the last 6 yearsThe portfolio entered the downturn well capitalized and is in great shape to lead the industry in growth during this up cycle 8 (CHART) (CHART)

Frenchman's Reef Repositioning

DiamondRock's Plan:

- $45 million project
- Projected IRR > 20%
- Marriott contribution
- Reinvent pool
- Destination spa
- Upgraded guestrooms
- Self generation of energy
- Increased energy efficiency
- Overall enhancement of guest experience







$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Total Revenue
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Hotel EBITDA
Improved margins from operational and energy efficiencies
2010
2011
2012
2013
2014
2015
Total Revenue
Hotel EBITDA

9

10 Appendix

Compelling Valuation: $445,000 per key Off-Market Transaction: Facilitated by management relationships to pre-empt full marketingIrreplaceable Location: Arguably the #1 development parcel in NYC for a new select service hotel (42nd Street & Broadway)Branding: Seeking approval from a top global hotel operator to franchise a well known select service brandHotel: Minimum of 250 guest rooms - up to 400 guest rooms pending permits, approvals, and consents Fixed Price Contract: DRH not bearing development risk (including cost overruns)Right of First Negotiation: Provides contractual right to potentially purchase the adjacent Knickerbocker Hotel 2011 Acquisition: NYC Times Square Development 11

Leisure Demand1) Times Square2) Bryant ParkBusiness Demand3) Times Square Tower - 1.2 million square feet4) 4 Times Square (Conde Nast Building) - 1.6 million square feet5) Bank of America Tower - 2.1 million square feet6) Verizon Building - 1.2 million square feet 2011 Acquisition: NYC Times Square Development 1 2 3 4 5 12 6

2010 Acquisition Highlights





- Allerton Hotel Chicago
  - Distressed Debt, Off-Market Transaction: Acquired senior loan at $10M discount
  - Compelling Valuation: Investment at only $140k/key
  - Repositioning Opportunity: Global brand repositioning opportunity
  - Future: Foreclosure resolution expected in 2011
- Hilton Minneapolis
  - Strong Yield: 8.1% yield on 2011 budgeted NOI
  - Proven Growth Market: Outpaced industry's average RevPAR growth and that of markets like DC and Philly from 1987 through 2009
  - Market Leader and Best Group Hotel in Minneapolis
  - Solid Future Growth: 2011 group booking pace up a strong 11%

13

2010 Acquisition Highlights 147 Renaissance CharlestonStrong Yield: 8.4% yield on 2011 budgeted NOIOff-Market Acquisition: Sourced through Marriott relationshipStrong Growth Prospects: Major new demand generators (e.g., Boeing 787 Dreamliner assembly plant; introduction of service by Southwest Airlines)High Barrier To Entry Market: Local law prohibits new hotel development in the Historic District (over 50 keys)Hilton Garden Inn Chelsea New York CityStrong Yield: 8.5% yield on 2011 budgeted NOIVibrant Hotel Market: High quality asset in the top- ranking MSABusiness Model: Full service hotel rate and select service operating margin 14

Best In Class Capital Structure

- Durable Balance Sheet
  - No corporate debt
  - Only non-recourse property mortgage debt
  - No debt maturities until late 2014
- Investment Capacity
  - Undrawn $200 million credit facility
  - Over $200 million cash balance
  - 13 unencumbered hotels

Leverage Statistics[2]:

Net Debt / EV:	23%
Net Debt / EBITDA:	3.6x
Fixed Charge Coverage [3]:	2.5x
Average Interest Rate:	5.7%
Average Maturity:	4.6 years

2011E Net Debt & Pref/EBITDA



DRH(1)
HST
HT
LHO
SHO
FCH
BEE
AHT
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x

(1) Per mid point of DRH's full year 2011 EBITDA guidance of $156 to $160 million.
(2) Metrics based on the mid point of DRH's full year 2011 guidance.
(3) Calculated according to the methodology outlined in our corporate credit facility.

15

Best in Class Capital Structure: Mitigates Risk

10 Hotels

$781mm fixed rate non-recourse property specific mortgage debt[1]

Trailing 4 Quarter Hotel Adjusted EBITDA of $85.7m

- Courtyard Midtown East (Oct. 2014)
  EBITDA: $8.3mm; Debt: $42.6mm at 8.81%
- Salt Lake City Marriott (Jan. 2015)
  EBITDA: $5.0mm; Debt: $31.7mm at 5.50%
- Los Angeles Airport Marriott (July 2015)
  EBITDA: $7.6mm; Debt: $82.6mm at 5.30%
- Worthington Renaissance (July 2015)
  EBITDA: $8.5mm; Debt: $56.3mm at 5.40%
- Frenchman's Reef Marriott (Aug. 2015)
  EBITDA: $9.5mm, Debt: $60.6mm at 5.44%
- Orlando Airport Marriott (Jan. 2016)
  EBITDA: $4.0mm; Debt: $59.0mm at 5.68%
- Chicago Marriott Downtown (April 2016)
  EBITDA: $21.2mm; Debt: $217.0mm at 5.975%
- Courtyard Fifth Avenue (June 2016)
  EBITDA: $4.5mm; Debt: $51.0mm at 6.48%
- Austin Renaissance (Dec. 2016)
  EBITDA: $8.6mm; Debt: $83.0mm at 5.507%
- Atlanta Waverly Renaissance (Dec. 2016)
  EBITDA: $8.5mm; Debt: $97.0mm at 5.503%

13 Hotels

Trailing 4 Quarter Hotel Adjusted EBITDA of $75.4m

- Atlanta Alpharetta Marriott
  EBITDA: $3.4mm
- Atlanta North Westin
  EBITDA: $2.1mm
- Bethesda Marriott Suites
  EBITDA: $3.8mm
- Boston Westin Waterfront
  EBITDA: $15.1mm
- Conrad Chicago
  EBITDA: $7.0mm
- Griffin Gate Marriott
  EBITDA: $7.4mm
- Hilton Garden Inn Chelsea New York City
  EBITDA: $5.2mm
- Hilton Minneapolis
  EBITDA: $13.1mm
- Oak Brook Hills Marriott
  EBITDA: $2.1mm
- Renaissance Charleston
  EBITDA: $3.3mm
- Sonoma Renaissance
  EBITDA: $2.6mm
- Torrance Marriott
  EBITDA: $4.1mm
- Vail Marriott
  EBITDA: $6.2mm

Note: Debt balances and EBITDA figures are trailing four quarters as of December 31, 2010, pro forma to include the Hilton Minneapolis, Renaissance Charleston, Hilton Garden Inn Chelsea.

16

(1) Frenchman's Reef's loan is non-recourse to the Company with the exception of a $2.5 million corporate guaranty of the completion of certain capital projects.

Safe Harbor Certain statements made during this presentation are forward- looking and are subject to risks and uncertainties. Many of these risks and uncertainties are discussed in the prospectus supplement and in the Company's filings with the Securities and Exchange Commission, all of which you should carefully review. The forward- looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. 17